Strategic Acquisition of Lone Star Technologies, Inc. March 29, 2007 © United States Steel Corporation 2007 Exhibit 99.1

Forward — Looking Statements
Risks and Uncertainties Regarding United States Steel Corporation and Lone Star Technologies, Inc.
Some factors, among others, that could affect market conditions, costs, shipments and prices for the domestic and foreign operations of U.
S. Steel and Lone Star include global product demand, prices and mix; global and company steel production levels; global and domestic demand for tubular products; global and domestic energy markets; plant operating performance, including, the start up of several blast furnaces; the timing and completion of facility projects; natural gas prices, usage and supply disruptions; raw materials availability and prices; changes in environmental, tax and other laws; employee strikes; power outages; and U.S. and global economic performance and political developments. Domestic steel shipments and prices could be affected by import levels and actions taken by the U.S. Government.
Economic conditions and political facts in Europe that may affect U. S. Steel’s foreign operations results include, but are not limited to, taxation, environmental permitting, nationalization, inflation, currency fluctuations, increased regulation, export quotas, tariffs, and other protectionist measures. Factors that may affect the amount of net periodic benefit costs include, among others, changes to laws affecting benefits, pension fund investment performance, liability changes and interest rates. Please refer to the Form 10-K of U.S. Steel for the year ended December 31, 2006 and the Form 10-K of Lone Star Technologies, Inc. for the year ended December 31, 2006 for additional factors that could cause actual results to differ materially from any forward-looking statements.
Risks and Uncertainties Regarding the Transaction
Forward-looking statements regarding United States Steel Corporation’s acquisition and integration of Lone Star Technologies, Inc. include statements relating to or concerning expected synergies, cost savings, accretive effect, industry size, and market sector. Risks and uncertainties regarding the transaction include the possibility that the expected synergies may not be realized in the time period anticipated or at all, that the market fails to perform as anticipated, and that the closing does not occur, either due to the failure of closing conditions, including the approval of the shareholders of Lone Star, or the failure to obtain required regulatory approvals, or other reasons. Even if the transaction closes as anticipated, integration may not proceed as expected, and the impact of changes in the industry, markets or the economy in general may result in unexpected costs or the failure to realize anticipated benefits of the transaction.
Forward-looking statements included in this news release are made only as of the date hereof, and the companies undertake no obligation to update these forward-looking statements to reflect future events or circumstances except as may be required by law.

U. S. Steel acquires Lone Star for $2.1 billion or $67.50 per share
All cash transaction
•Financed with cash on hand and committed credit facilities
Potential annual synergies in excess of $100 million by end of
2008
Acquisition expected to be accretive in 2007 before synergies
•Excluding accounting effects of the sale of acquired inventory and other customary purchase accounting adjustments
Closing expected in second or third quarter 2007
U. S. Steel to Acquire Lone Star Technologies
Transaction Overview
Lone Star
a leading
North American
producer of
welded tubular
products

Leading North American producer of welded OCTG
Major producer and marketer of line pipe
Major supplier to oil patch of threading,heat treating and finishing
Annual production capacity of 1mm tons*.
2006 revenues of $1.4 billion and EBITDA $203* million
Lone Star Steel Technologies, Inc. (LSS)
Business Overview
Product Mix by Revenue
Oilfield
Products
80%
Specialty
13%
Other
7%
2006 Revenue = $1,378mm
Shipment History (000 tons)
734
882
926
996
0
200
400
600
800
1,000
2003 2004 2005 2006
Other Businesses:
Producer of
specialty tubing
Marketer of OCTG
and Line Pipe for
others
Producer/supplier
of hot rolled steel
* EBITDA is not a GAAP measure. Please refer to the forms 10-K for the year ended December 31, 2006 filed by U. S. Steel and Lone Star, respectively, for GAAP financial information.

Complementary Assets & Attributes
Expanded and Complementary Product Portfolio
Strong Tubular Product Mix
Creates largest North American fully integrated seamless and welded tubular producer
Annual synergies estimated to be in excess of $100 million:
Sourcing semi-finished product
SG&A, Procurement and Best Practices
Lone Star Steel Technologies, Inc.
Business Case for Acquisition
The premier North American supplier to the attractive
and growing OCTG market sector

U.S. Steel and Lone Star -
Complementary Assets & Attributes
Significant North American
seamless supplier
Full seamless size range
1.9” through 26”
Limited welded pipe
supplier
World class manufacturing
facilities with heat treating
capacity
Strong distributor
relationships
Leading North American
welded pipe supplier
Full size welded range
utilizing the Alliance mills
1” through 60”
Additional heat treating
Coupling supply
Tubing finishing & threading
Primarily direct to end
customer
U. S. Steel
Lone Star
Technologies

1 5 10 15
20 25 30
60
Inches
Lone Star Steel
Welspun *
Northwest Pipe *
Bellville
Texas Tubular *
Tex-Tube *
Lorain #4 Lorain #3
Fairfield
Camp Hill
Hunan Valin – Potential JV
Expanded and Complementary
Product Portfolio
USSK
50
Welspun JV
ERW
Seamless
DSAW
Spiral
Welded
* Identifies LSS
alliances
Apolo JV
LSS
USS

U. S. Steel and Lone Star -
Strong Tubular Product Mix
OCTG
59%
2006
Pro forma
Shipments
(2.2 mm tons)
U. S. Steel (1.2 mm tons)
S&L**
29%
Lone Star (1.0 mm tons)
OCTG
59%
S&L**
41%
OCTG
59%
S&L**
15%
Specialty *
9%
LSS Flat Roll
17%
Specialty
4%
LSS Flat Roll
8%
*Customer specified (custom) dimensions and grades
**S&L = Standard and line pipe

0
1
2
3
USS / LSS IPSCO / NS
Group
Tenaris /
Maverick
V&M Star
Creates the Largest N.A. Seamless and
Welded Tubular Producer
Million Tons
2.8 *
2.4
1.7
0.5
Tubular Capacity
Source: Company filings and equity research
**
**
*    1.8 mm USS & 1.0 mm  LSS
* *  2006  Acquisitions

10
Strong Market Outlook Drives Demand
Spot Price
WTI Spot
Price
Source: Spears
500
1,000
1,500
2,000
2,500
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11
Total N.A. Rig Count
$ Barrel
$ mmbtu
Natural Gas
Price
0
20
40
60
80
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11
2
4
6
8

Financial Overview of Tubular Business
Tons Shipped
U.S. Steel Tubular
Lone Star
Revenue
EBITDA**
% margin
Operating Income
% margin
1.2 million 1.0 million*
$1,798 $1,378
$631 $173
$644 $203
35.1%
12.5%
35.8% 14.7%
Source: Company filings
* Excludes alliance mills & Apolo joint venture
** EBITDA is not a GAAP measure. Please refer to the forms 10-K for the year ended December
31, 2006 filed by U. S. Steel and Lone Star, respectively, for GAAP financial information.
FY 2006
$ millions

U. S. Steel and Lone Star Technologies
Creates the leading North American supplier of OCTG products
• Largest North American supplier of seamless and welded
pipe to energy sector
• Leverages U.S. Steel’s production platform to drive operating performance
Financially attractive:
• Potential annual synergies in excess of $100 million by 2008
• Accretive before synergies
• Maintains financial flexibility post-transaction
Transaction Summary

Additional Information
In connection with the proposed merger, Lone Star Technologies, Inc. intends to file a proxy statement and related materials with the Securities and Exchange Commission (SEC). The documents will contain important information about the proposed merger, and the shareholders of
Lone Star are urged to read the carefully when they become available. These documents, when filed with the SEC, will be available for free at the SEC’s website, http://www.sec.gov and at Lone
Star’s website, http://www.lonestartech.com.

Strategic Acquisition of Lone Star Technologies, Inc. March 29, 2007 © United States Steel Corporation 2007